                                                                      EXHIBIT 24

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                           /s/ David A. Christensen
                                          --------------------------
                                               David A. Christensen

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                            /s/ Gerald J. Ford
                                          ----------------------
                                                Gerald J. Ford

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                         /s/ Pierson M. Grieve
                                       --------------------------
                                             Pierson M. Grieve

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                        /s/ Charles M. Harper
                                      --------------------------
                                            Charles M. Harper

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                        /s/ William A. Hodder
                                      -------------------------
                                            William A. Hodder

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                             /s/ Lloyd P. Johnson
                                           -------------------------
                                                 Lloyd P. Johnson

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                           /s/ Reatha Clark King
                                         ----------------------------
                                               Reatha Clark King

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                        /s/ Richard M. Kovacevich
                                      ------------------------------
                                            Richard M. Kovacevich

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                        /s/ Richard S. Levitt
                                     ---------------------------
                                            Richard S. Levitt

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                         /s/ Richard D. McCormick
                                       ----------------------------
                                             Richard D. McCormick

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                         /s/ Cynthia H. Milligan
                                       ----------------------------
                                             Cynthia H. Milligan

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                           /s/ Benjamin F. Montoya
                                         ---------------------------
                                               Benjamin F. Montoya

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                               /s/ Ian M. Rolland
                                             ----------------------
                                                   Ian M. Rolland

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 5,000,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Central Bancorporation, Inc. and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of July, 1996.



                                         /s/ Michael W. Wright
                                       -------------------------
                                             Michael W. Wright